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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



                                December 13, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          TERAGLOBAL COMMUNICATIONS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                   0-25115                  33-0827963
 -------------------------------     ------------           -------------------
 (State or other jurisdiction of     (Commission              (IRS Employer
         incorporation)              File Number)           Identification No.)



                       9171 Towne Centre Drive, 6th Floor
                           San Diego, California 92122
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (858) 404-5500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

Mr. Lawrence Lacerte has joined the board of directors of TeraGlobal Communications Corp. Details are set forth in the press release attached to this report and incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TERAGLOBAL COMMUNICATIONS CORP.



Dated:  December 13, 1999              By: /s/ DAVID FANN
                                          --------------------------------------
                                          David Fann
                                          Chief Executive Officer


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                                INDEX TO EXHIBITS


Exhibit 99.1         TeraGlobal Communications Corp. Press Release dated
                     December 13, 1999


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